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                                                                      EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements File No. 333-01789, File No. 333-20673, and File No. 33-87782.



                                        ARTHUR ANDERSEN LLP


Dallas, Texas,
  September 12, 1997